UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 17, 2006
(Date of Report/Date of earliest event reported)
PHELPS DODGE CORPORATION
(Exact name of registrant as specified in its charter)

NEW YORK (State or other jurisdiction of incorporation)	001-00082 (Commission File Number)	13-1808503 (IRS Employer Identification No.)
One North Central Avenue
Phoenix, Arizona 85004-4414
(Address and zip code of principal executive offices)
(602) 366-8100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     Phelps Dodge is filing as Exhibit 99.1 to this Current Report on Form 8-K a transcript of a call with investors on July 17, 2006. Such material may be deemed to be soliciting material in connection with the meeting of Phelps Dodge’s shareholders to be held in connection with the proposed combination of Phelps Dodge Corporation with Inco Limited and Falconbridge Limited.
In connection with the proposed combination, Phelps Dodge filed a preliminary proxy statement on Schedule 14A with the SEC. Investors are urged to read the definitive proxy statement (including all amendments and supplements to it) when it is filed because it contains important information. Investors may obtain free copies of the definitive proxy statement, as well as other filings containing information about Phelps Dodge, Inco and Falconbridge, without charge, at the SEC’s Web site (www.sec.gov). Copies of Phelps Dodge’s filings may also be obtained without charge from Phelps Dodge at its Web site (www.phelpsdodge.com) or by directing a request to Phelps Dodge, One North Central Avenue, Phoenix, Arizona 85004-4414, Attention: Assistant General Counsel and Secretary (602) 366-8100.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits:
99.1	Transcript of call with investors on July 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHELPS DODGE CORPORATION
(Registrant)

By:	/s/ S. David Colton

	Name:	S. David Colton
	Title:	Senior Vice President and
General Counsel

Date: July 17, 2006

EXHIBIT INDEX
Exhibit
Number	Exhibit

99.1	Transcript of call with investors on July 17, 2006.

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